Exhibit 99.2

IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., ET, on [●], 2019. Vote by Internet Go to www.investorvote.com/BLMT Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. For Against Abstain For Against Abstain 1. the approval of the merger of BSB Bancorp, Inc. (“BSB 2. the approval, on a non-binding, advisory basis, of the Bancorp”) with and into People’s United Financial, Inc. compensation that certain executive officers of BSB (“People’s United”), with People’s United as the surviving Bancorp may receive that is based on or otherwise relates corporation (the “merger”), pursuant to the Agreement and Plan to the merger. of Merger, dated as of November 26, 2018, by and between BSB Bancorp and People’s United (the “merger proposal”). 3. the approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1PC F 4 0 1 1 7 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02YQED

Important notice regarding the availability of proxy materials for the special meeting of stockholders to be held on [●], 2019—the proxy statement is also available online at http://www.edocumentview.com/BLMT.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — BSB BANCORP, INC. SPECIAL MEETING OF STOCKHOLDERS [●], 2019 [●], Eastern Time The stockholder(s) signing on the reverse of this card hereby appoints the official proxy committee of BSB Bancorp, Inc. (the “Company”), consisting of Robert J. Morrissey and John A. Whittemore or either of them, with full power of substitution in each, to act as proxy for such stockholder(s), and to vote all shares of common stock of the Company which the stockholder(s) is entitled to vote only at the Special Meeting of Stockholders to be held on [●], 2019 at [●], Eastern time, at [●], and at any and all adjournments thereof, with all of the powers the stockholder(s) would possess if personally present at such meeting as indicated on the reverse side of this card. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote with respect to matters incident to the conduct of the meeting. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.